BRAZOS MUTUAL FUNDS

Supplement to the Prospectus dated March 30, 2001
(Class Y and A Shares)


1. The text under the column heading "Market Capitalization Size (at time of purchase)" under the section entitled "Investment Policies and Strategies" with respect to the Small Cap Portfolio on page 3 of the
 Prospectus should be replaced in its entirety with the following:

$500 million to $2.5 billion2 or a capitalization of companies represented in the Russell 2000 Index at the time of the Portfolio's investment.


2. The second sentence of footnote 2 on page 3 of the Prospectus should be replaced in its entirety with the following:

As of July 31, 2001, the company with the largest market capitalization in the Russell 2000 Index was approximately
$1.8 billion.


3. The text under the column heading "Market Capitalization Size (at time of purchase)" under the section entitled "Investment Policies and Strategies" with respect to the Mid Cap Portfolio on page 3 of the Prospectus should be replaced in its entirety with the following:

$2.5 billion to $12 billion3 or a capitalization of companies represented in the S&P MidCap 400 Index at the time of the Portfolio's investment.


4. The second sentence of footnote 3 on page 3 of the Prospectus should be replaced in its entirety with the following:

As of July 31, 2001, the company with the largest market capitalization in the S&P MidCap 400 Index was approximately $10.8 billion.









Dated:	August 20, 2001



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